Exhibit 99.1

MTech Acquisition Corp. and MJ Freeway LLC Decide on “Akerna”

as the Proposed Name of Post-Combination Public Company

and

Announce Participation at MJBizCon 2018 in Las Vegas

New Name Reflects Potential Accelerated Growth Opportunities and
Expanded Acquisition Capabilities of the Combined Organization

New York, NY – November 13, 2018 – MTech Acquisition Corp. (NASDAQ: MTEC) (“MTech”), the first US-listed Special Purpose Acquisition Company focused on acquiring a business ancillary to the cannabis industry, and MJ Freeway LLC (“MJ Freeway”), a leading seed-to-sale technology provider and developer of the cannabis industry’s first enterprise resource planning platform, today announced “Akerna” as the name of the Nasdaq-listed public company following the consummation of the proposed merger of MTech and MJ Freeway. MTech and MJ Freeway also announced that they will be attending the largest cannabis conference and expo in the world, The Marijuana Business Conference and Exposition (“MJBizCon”), taking place from November 14-16, 2018, at the Las Vegas Convention Center in Las Vegas, Nevada.

The companies’ presence at the conference includes two booths:

●	Booth # 1849 will showcase the MJ Platform® technology with four interactive experiences highlighting how seed-to-sale data can enable better business performance

●	Booth # 2019 will feature Akerna, the company that will be created by the proposed merger of MTech and MJ Freeway.

Scott Sozio, Chief Executive Officer of MTech says, “Today’s announcement of Akerna marks a key milestone in the merger process. The name Akerna with “kern” at its center has dual meanings that are significant, both as the core of a computer’s operating system and its relationship to agriculture and growth. This new name reflects the full scope of MTech and MJ Freeway’s goals of providing the technology infrastructure for the cannabis industry while pursuing an aggressive growth strategy of accretive acquisition opportunities.”

Jessica Billingsley, CEO & Co-Founder of MJ Freeway, commented, “MJBizCon Vegas is an event MJ Freeway’s participated in for many years, and we are excited Akerna is now a part. When we started the company, our core focus was on providing compliance and technology solutions to the new cannabis market. With this proposed merger, we believe we will have the capital resources to expand and position ourselves as the dominant market leader in the cannabis SaaS space through a combination of continued organic growth and strategic acquisitions.”

Leadership from both MTech and MJ Freeway will be onsite for investor and press meetings.

As previously announced, MJ Freeway has entered into definitive agreements for a proposed merger with MTech.

About MJ Freeway

Founded in 2010, MJ Freeway is a leading cannabis technology company that creates and sells software, consulting and data solutions for cannabis businesses and government agencies, including cultivation management, point of sale, patient management, inventory tracking systems, and regulatory compliance reporting and monitoring. MJ Freeway serves domestic clients in 29 states and the District of Columbia, as well as international clients in Australia, Canada, Chile, Colombia, Denmark, New Zealand, South Africa, Spain, Switzerland and Uruguay. Its regulatory software platform to state government regulatory agencies, Leaf Data Systems®, and seed-to-sale tracking software platform to commercial private businesses, MJ Platform®, have processed more than $13 billion in medicinal and recreational cannabis sales to date.

About MTech Acquisition Corp.

MTech Acquisition Corp. is a blank check company formed in September 2017 for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other similar business transaction, one or more businesses or assets. MTech’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although it intends to focus its search on companies ancillary to the cannabis industry, with a particular sector focus that includes compliance, business intelligence, brand development and media. MTech is led by Chairman Steven Van Dyke and Chief Executive Officer Scott Sozio.

Forward Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside MJ Freeway’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to obtain MTech stockholder approval of the business combination with MJ Freeway; the inability to complete the transaction contemplated by the merger agreement governing such business combination because of failure of closing conditions or other reasons; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by MTech stockholders; the ability of the new public company formed for the proposed MJ Freeway-MTech business combination (“Pubco”) to meet the listing standards of The Nasdaq Stock Market following the consummation of the transactions contemplated by the merger agreement; costs related to the proposed business combination; MJ Freeway’s ability to manage growth; the reaction of MJ Freeway’s customers and suppliers to the business combination; Pubco’s ability to identify and integrate other future acquisitions; rising costs adversely affecting MJ Freeway’s profitability; adverse changes to the legal environment for the cannabis industry; and general economic and market conditions impacting demand for MJ Freeway’s products and services. See the risk factors that have been disclosed in the registration statement on Form S-4 that was filed with the U.S. Securities and Exchange Commission on November 6, 2018 for additional risks associated with the business combination. None of MTech, Pubco or MJ Freeway undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information

For additional information on the proposed transaction, see MTech’s Current Report on Form 8-K, which was filed with the SEC on October 11, 2018.

Investors and security holders of MTech are advised to read the draft of the registration statement, the preliminary proxy statement and amendments thereto, and, when available, the prospectus and the definitive proxy statement in connection with MTech’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction because the proxy statement/prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. The definitive proxy statement/prospectus will be mailed to stockholders of MTech as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the registration statement and proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: MTech Acquisition Corp, c/o MTech Sponsor LLC, 10124 Foxhurst Court, Orlando, Florida 32836.

Participants in the Solicitation

MTech, Pubco, MTech’s sponsor, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of MTech’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of MTech’s directors and officers in MTech’s filings with the SEC, including MTech’s final prospectus for its initial public offering dated as of January 29, 2018 and that was filed with the SEC on January 30, 2018, and MTech’s Quarterly Reports on Form 10-Q, which were filed with the SEC on May 15, 2018 and August 8, 2018, and such information is also in the Registration Statement on Form S-4 filed with the SEC on November 6, 2018 which includes the proxy statement/prospectus of MTech for the proposed transaction.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Media Contact:

Jon Goldberg
KCSA Strategic Communications
Tel. 212.896.1282
Email: jgoldberg@kcsa.com